                               EXHIBIT NO. 10.3b

            Extension of Employment Agreement, dated March 31, 1995,
                        between Registrant's subsidiary
                             and Frank J. Perpiglia

COMPTEK
TELECOMMUNICATIONS INC.

March 31, 1995


Mr. Frank J. Perpiglia
305 Heritage Place
Devon, PA 19333

Re:      Extension of Term of Employment

Dear Frank:

The Employment Agreement by and between Comptek Telecommunications, Inc. (CTI) and you dated February 24, 1994, provides for your employment by CTI through March 31, 1995. This letter shall constitute a written agreement between CTI and you extending the termination date of your employment under the Employment Agreement from March 31, 1995, to April 30, 1995.



Very truly yours,

COMPTEK TELECOMMUNICATIONS, INC.



By:      /s/John R. Cummings
         ----------------------------
         John R. Cummings
         Chairman



\blk:029



The extension of the employment term from March 31, 1995, to April 30, 1995, is hereby confirmed, accepted and agreed to by the undersigned.

         /s/Frank J. Perpiglia
- -------------------------------------
         Frank J. Perpiglia


Dated:           March 31, 1995

140 MID COUNTY DRIVE - ORCHARD PARK, NY 14127 - 716-662-0122 - FAX: 716-662-0823